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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 19, 2004



                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 2004, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-OPT2)


                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   333-106982                  06-1204982
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number           Identification Number)


 1285 Avenue of the Americas
     New York, New York               10019

Registrant's telephone number, including area code: (212) 713-2000
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                                      - 2 -


Item 8.01.        Other Events
                  ------------

Description of the Mortgage Pool

         Mortgage Asset Securitization Transactions, Inc. (the "Registrant") plans a series of certificates, entitled MASTR Asset Securitization Trust 2004-OPT2, Mortgage Pass-Through Certificates, Series 2004-OPT2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of October 1, 2004, among the Registrant as depositor, Wells Fargo Bank, N.A. as master servicer and trust administrator (the "Master Servicer" and the "Trust Administrator") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates to be designated as the Series 2004-OPT2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         UBS Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets," in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.



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                                      -3-


Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  (a)      Financial Statements.
                           --------------------

                           Not applicable.

                  (b)      Pro Forma Financial Information.
                           -------------------------------

                           Not applicable.

                  (c)      Exhibits.
                           --------

    Exhibit No.                     Item 601(a) of                                    Description
    -----------                     Regulation S-K                                    -----------
                                      Exhibit No.
                                      -----------
         1                                99                       Collateral  Term  Sheets (as defined in Item 8.01)
                                                                   that have been provided by UBS  Securities  LLC to
                                                                   certain  prospective  purchasers  of  MASTR  Asset
                                                                   Backed   Securities  Trust   2004-OPT2,   Mortgage
                                                                   Pass-Through Certificates, Series 2004-OPT2.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 27, 2004

                                              MORTGAGE ASSET SECURITIZATION
                                              TRANSACTIONS, INC.


                                              By: /s/ Glenn McIntyre
                                                  -------------------------
                                              Name:   Glenn McIntyre
                                              Title:  Director


                                              By: /s/ Steven Warjanka
                                                  -------------------------
                                              Name:   Steven Warjanka
                                              Title:  Director

                                Index to Exhibits


                     Item 601(a) of
                     Regulation S-K                                                                    Sequentially
     Exhibit No.      Exhibit No.                            Description                               Numbered Page
     -----------      -----------                            -----------                               -------------
          1                99              Collateral  Term  Sheets  (as  defined  in Item            Filed Manually
                                           8.01)   that   have   been   provided   by  UBS
                                           Securities    LLC   to   certain    prospective
                                           purchasers  of MASTR  Asset  Backed  Securities
                                           Trust    2004-OPT2,    Mortgage    Pass-Through
                                           Certificates, Series 2004-OPT2.

                                  EXHIBIT 99.1

                                 FILED MANUALLY